UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item 1.	Reports to Stockholders.

Bishop Street Funds

Annual Report
December 31, 2013

STRATEGIC GROWTH FUND

DIVIDEND VALUE FUND

HIGH GRADE INCOME FUND

HAWAII MUNICIPAL BOND FUND

Investment Adviser

Bishop Street
Capital Management

BISHOP STREET FUNDS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET

FUNDS

BISHOP STREET

LETTER TO SHAREHOLDERS

FUNDS

Dear Shareholder:

With the fiscal cliff looming and the U.S. Government’s credit rating again in jeopardy, global investors began the year worrying about the safety and soundness of the world’s strongest economy. The threat of another credit rating downgrade caused reputational damage to the world’s reserve currency but even worse, it proved damaging to a number of emerging economies that were already teetering on edge. Weakness in Europe, a slowdown in China and structural reforms all pointed to slower global growth and lower inflation making the future even more uncertain. Perhaps most noteworthy were comments made by U.S. Federal Reserve Chairman Ben Bernanke to Congress in May regarding its plans to recalibrate the pace of asset purchases, sparking a flight from government bonds that arguably ended a three-decade long secular bull market of falling bond yields and easy money.

This announcement caused a sharp sell-off in the emerging markets while the developed economies including the U.S., enjoyed impressive gains. The S&P 500 Index gained 32.4% for the year on the heels of a 16.0% gain in 2012. All told, the U.S. stock market was up over 50% over a two-year span with international equity markets in general also enjoying an impressive run. Meanwhile, emerging markets struggled with uneven growth as structural imbalances took hold. The fixed income markets proved choppy with 10-year treasury yields rising 140 basis points to close the year at 3.02%. The rise in yields resulted in the Barclays Aggregate posting a -2.02% return in 2013, the first negative year in many years.

Looking Ahead – Déjà vu all over again?

So what should investors expect in the New Year? We believe more of the same; slow but improving growth, muted inflation, and a higher level of interest rates. We expect the Federal Reserve under the leadership of Chairwoman Janet Yellen to pursue similar monetary policy objectives, anchoring the Fed Funds rate near zero throughout 2014. As a result, we expect ten-year treasury yields to remain within a trading range between 2.5% to 3.1% as global growth continues its modest expansion. Against this backdrop, investors may consider an overweight in equities and maintain a modest allocation to the international equities whose underperformance last year makes them a bit more

Bishop Street Funds

attractive. The fixed income markets will be a bit more challenging but should continue to provide stability during a period in which we believe volatility will increase. We favor the credit sector (including high yield) and municipal bonds.

Diversification remains the key

Diversification will again play an important role and we believe that investors should consider a balance of stocks, bonds and cash. With muted economic growth, low inflation and higher volatility in the cards, the Bishop Street Funds offer shareholders choices in core stock and bond strategies that could serve as an important foundation in your investment portfolio.

Thank you for investing with Bishop Street Funds. We value your continued trust and confidence.

Sincerely,

Michael K. Hirai, CFA, CPA

President and Chief Investment Officer

Bishop Street Capital Management

January 27, 2014

The performance data quoted represents past performance. Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

DEFINITIONS OF COMPARATIVE INDICES

FUNDS

Definitions of Comparative Indices

Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Corporate A – Rated Debt Funds Objective – Funds that invest primarily in corporate debt issues rated “A” or better or government issues.

Lipper Large-Cap Core Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Growth Funds Classification – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year salesperson- share growth value, compared to the S&P Super Composite 1500 Index.

Lipper Other States Municipal Debt Funds Objective – Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The S&P 500/Citigroup Growth Index is a subset of the S&P 500 Index and consists of those companies with the highest price-to book ratios.

The S&P 500 Composite Index is a widely recognized index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.

Bishop Street Funds

ss

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Strategic Growth Fund

The Strategic Growth Fund returned 35.03% for the year ended December 31, 2013, outperforming the S&P500/Citigroup Growth Index increase of 32.75% during the same period. The portfolio continued to benefit from its underweight to the defensive, yield-oriented sectors of consumer staples and telecommunication services. Monthly fund performance is also available online at columbiamanagement.com.

Market overview

The U.S. financial markets rallied throughout 2013, with the S&P 500 Index posting a return in excess of 32% and achieving new highs. The year got off to a fast start, as the last minute deal to avert the fiscal cliff allowed the market to focus on improving fundamentals across the U.S. economy. Investors turned optimistic that the economic expansion remained on solid footing, as a number of metrics turned positive including consumer spending, manufacturing activity and a continued housing recovery along with solid employment gains. Volatility returned to the financial markets in the second quarter, as uncertainty about the global economy, monetary policy and influence of the sequester’s spending cuts weighed on investors.

The market resumed positive traction in the second half of the year, as many companies reported better-than-expected results while the economy plodded along. With continued growth in hand, all attention turned to speculation that the Federal Reserve (the Fed) could begin its taper of Treasury and mortgage securities purchases. Ultimately, the Fed decided to keep the program in place during its September meeting, which fueled stocks higher. In the final months of the year, investors rejoiced with the underlying strength of the economy, which measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter to come. Job growth averaged close to 200,000 monthly, and holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Fed’s announcement that it would slowly retreat from its monthly bond purchases, and a bipartisan budget deal in Washington were welcome news for investors, helping the markets finish the year on a strong note.

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Contributors and detractors

The strategy realized a strong year on an absolute and relative basis, while the market reached new highs and the Russell 1000 Growth Index posted returns in excess of 33%. The market rewarded our high-growth companies, as they continued to execute well and demonstrated considerably higher growth than the broader market. For the year, the strategy performed well across the majority of the portfolio. Stock selection was particularly strong in the information technology, health care and consumer discretionary sectors. The strategy was held back by lesser results in the industrials sector during the year.

The portfolio had positive overall sector allocation during the period, as overweights to the outperforming areas of the health care and consumer discretionary sectors along with underweight exposures to the defensive, yield-oriented consumer staples and telecommunication services sectors proved beneficial.

In the information technology sector, the bulk of the outperformance occurred in the internet software industry, as positions in social media firms Facebook and LinkedIn along with Chinese internet search provider Baidu were all notable contributors. Shares of Facebook doubled, as the company continued to execute its shift from desktop to mobile advertising, which has led to better monetization of the world’s largest social network. Facebook’s revenue increased 60% year over year, and mobile advertising now accounts for 49% of total ad revenue.

LinkedIn shares increased throughout the year, as the company exceeded expectations by successfully monetizing its professional network and reported strong revenue growth across all key business segments. Given Facebook’s and LinkedIn’s recent performance, we trimmed back our holdings but still maintain positions in these unique growth stories.

Baidu, which had struggled earlier in the year, advanced strongly in the third quarter, as the search provider exceeded expectations after announcing increased revenues from an expansion in its customer base. The company’s recent investments in mobile and innovation are starting to pay off for its dominance in search advertising.

Holdings in global payment processer Visa and information technology outsourcing firm Cognizant Technology were also relative outperformers in the information technology services industry. The portfolio’s lack of exposure to Apple Computer, which significantly lagged the broader market, was also a driver of relative outperformance.

Bishop Street Funds

In the health care sector, a number of holdings in the biotechnology industry performed well, which overshadowed weaker selection in the pharmaceutical and health care equipment industries. The portfolio’s positions in Celgene, Gilead Sciences and Biogen Idec led the way and drove relative outperformance in the industry. Celgene shares rallied, as the company reported better-than-expected revenue growth on continued U.S. strength for its multiple myeloma treatment, Revlimid.

Gilead Sciences, a leading provider of HIV therapies, exceeded expectations and noted strong revenues across the board. Late in the year, Gilead Sciences shares received a boost from the European Union and the FDA approvals of its promising Sovaldi treatment for Hepatitis C. The World Health Organization estimates that Hepatitis C impacts approximately 180 million people worldwide, which creates a large potential market for Gilead Science’s growth going forward.

Biogen Idec rallied throughout the year, as the FDA approved its new drug Tecfidera, which helps control hard-to-treat forms of multiple sclerosis. The potential drug launch was already widely speculated for approval, but shares went considerably higher when the company received a favorable product label that indicates little to no warnings, which could increase the success of the launch. Biogen Idec also received a positive recommendation for Tecfidera in November, which should pave the way for approval in the European Union in early 2014.

In the pharmaceutical industry, positions in Allergan, best known for its product Botox, and Novo Nordisk were relative underperformers. Shares of Allergan came under pressure on concerns that potentially earlier-than-expected generic versions of its dry eye Restasis treatment could come to the market. The stock rebounded late in the year when the company filed for patents that should protect the product from competition, but still ended the year as a relative underperformer.

Edwards Lifesciences, which we exited in the third quarter, experienced a sharp decline when the provider of surgical heart valves announced that its new line of minimally invasive transcatheters saw slower adoption rates than had been forecasted.

In the consumer discretionary sector, the strategy had a number of bright spots. Most notable were positions that included online travel booking site Priceline.com, ecommerce leader Amazon.com, and fashion and apparel retailer Michael Kors. Priceline.com continued to take share in the online travel industry, as the company

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

exceeded growth expectations in its hotel booking business, of which, its international business grew at 41% year over year. Amazon.com delivered a solid year, as revenue growth continued to accelerate at 24% year over year. In the fourth quarter, the company also announced that it had signed up millions of Prime subscriptions, which should benefit the company in the longer run because these customers tend to spend more than non-Prime customers and utilize more services.

Michael Kors was a positive, as the company continues to successfully court fashion-forward, sophisticated shoppers with its lines of affordable luxury handbags and accessories. The company continued to execute well with earnings growth of 46% year over year.

The outperformance of the Michael Kors holding helped offset the pullback of yoga-inspired apparel retailer lululemon athletica. Lululemon athletica shares came under fire after a quality control issue led to an undesirable sheerness of its leading selling yoga pants, which would require a costly recall. Given this news and our increasing belief that strong double-digit growth could potentially decline in the near future, we took the opportunity to exit after owning the company since early 2010 and capturing a threefold increase in price on the investment.

The proceeds of the sale made way for a new position in TJX Companies, which is best known for its TJ Maxx, Marshals and HomeGoods stores that continue to gain share by selling attractive branded merchandise at between 20% and 60% discounts off department store prices. We believe this is an attractive growth candidate with superior inventory management that benefits from value-oriented consumers.

In terms of detractors, our positioning in the industrials sector did not keep pace with the benchmark for the year. Precision Castparts, a manufacturer of metal components for the aerospace industry, posted a strong return for the year but did not rally to the degree of some of the other aerospace companies.

Our position in Fastenal, a distributor of industrial fasteners, accounted for the bulk of the underperformance in the industrials sector for the year. Fastenal declined, as the company reported October sales shy of expectations and preannounced in December that they would miss the quarter’s earnings estimates. Even with these near-term setbacks, we added to the holding, as we believe that growth should reaccelerate in 2014 as the company continues to benefit from a highly fragmented competitive landscape and the general trend of near sourcing.

Bishop Street Funds

Outlook

Even with the considerable equity market run over the last few years, we believe the outlook for growth stocks remains favorable overall. As we enter the new year, we contend that there are still a number of positives that could support even higher prices going forward.

The U.S. economy continues to recover while Europe benefits from stimulus programs put in place over the last two years. Japan will also undergo a capital spending program ahead of the 2020 summer Olympics in Tokyo, which should start to stimulate growth. With the real possibility of the first global synchronized expansion in nearly two decades, the backdrop for equities (and growth stocks in particular) remains compelling. Additionally, with relatively high global unemployment rates and a growth rate moderate enough to avoid overheating, the overall inflation threat should remain low.

In terms of valuations, we still believe that on a historical basis, our high-quality, high-growth portfolio trades at attractive levels when factoring in the quality of the companies and their long-term projected growth rates. With the recent performance of growth stocks, we could potentially see renewed interest in the asset class, given its strong fundamentals. Over the last decade, investors have generally steered clear of this asset class, which has resulted in nearly $160 billion being divested from the large-cap growth space. We believe that when this sentiment shifts, it will be a powerful factor, bringing the premium for growth stocks back to more normalized levels.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal.

Bishop Street Funds

Strategic Growth Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Strategic Growth Fund, Class I, versus the S&P 500/Citigroup Growth Index, the S&P 500 Composite Index and the Lipper Multi-Cap Growth Funds Classification.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns‡
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

35.03%	13.21%	17.83%	6.99%	Class I
32.75%	16.77%	19.24%	7.47%	S&P 500/Citigroup Growth Index
32.39%	16.18%	17.94%	7.40%	S&P 500 Composite Index
35.03%	15.02%	20.03%	8.25%	Lipper Multi-Cap Growth Funds Classification

‡	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2013	www.bishopstreetfunds.com

Strategic Growth Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	priceline.com	4.4%

2.	Michael Kors Holdings	4.2%

3.	Celgene	4.2%

4.	VMware	4.2%

5.	Red Hat	4.1%

6.	Precision Castparts	4.0%

7.	Salesforce.com	3.9%

8.	Tesla Motors	3.9%

9.	Cognizant Technology Solutions	3.8%

10.	Gilead Sciences	3.7%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK† — 99.7%
Consumer Discretionary — 21.9%
4,957	Amazon.com*	$1,977
16,230	Discovery Communications*	1,468
29,880	Michael Kors Holdings*	2,426
2,140	priceline.com*	2,487
14,930	Tesla Motors*	2,245
29,190	TJX	1,860

		12,463

Energy — 6.7%
10,390	EOG Resources	1,744
40,280	FMC Technologies*	2,103

		3,847

Bishop Street Funds

Strategic Growth Fund

Schedule of Investments

(continued)

Shares		Value (000)
Financials — 2.0%
20,000	Franklin Resources	$1,155

Health Care — 20.7%
8,290	Alexion Pharmaceuticals*	1,103
16,820	Allergan	1,868
5,180	Biogen Idec*	1,449
19,820	Bristol-Myers Squibb	1,053
14,350	Celgene*	2,425
28,500	Gilead Sciences*	2,142
23,730	Vertex Pharmaceuticals*	1,763

		11,803

Industrials — 7.5%
41,820	Fastenal	1,987
8,490	Precision Castparts	2,286

		4,273

Information Technology — 37.4%
28,830	ARM Holdings PLC	1,578
9,170	Baidu*	1,631
21,570	Cognizant Technology Solutions*	2,178
30,390	Facebook*	1,661
1,800	Google*	2,017
6,900	LinkedIn*	1,496
16,010	MercadoLibre	1,726
41,610	Red Hat*	2,332
40,870	Salesforce.com*	2,256
9,030	Visa	2,011
26,950	VMware*	2,418

		21,304

Materials — 3.5%
17,170	Monsanto	2,001

TOTAL COMMON STOCK (Cost $49,851)		56,846

	SHORT-TERM INVESTMENT (A) — 0.5%
283,805	Dreyfus Cash Management Fund, Institutional Shares, 0.040% (Cost $284)	284

TOTAL INVESTMENTS (Cost $50,135) — 100.2%		$57,130

Percentages are based on Net Assets of $56,998 (000).

*	Non-income producing security.

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A)	The rate shown is the 7-day effective yield as of December 31, 2013.

December 31, 2013	www.bishopstreetfunds.com

Strategic Growth Fund

Schedule of Investments

(concluded)

PLC — Public Limited Company

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Dividend Value Fund

For the year ended December 31, 2013, the Dividend Value Fund, (“the strategy”) returned 28.84%. The strategy underperformed its benchmark, the Russell 1000 Value Index (Russell Index), which increased 32.53% for 2013. The portfolio’s results were impacted primarily by the fact that dividend-paying companies proved to be vulnerable to shifting investor preference given anticipation of tighter policy conditions following Federal Reserve (Fed) comments about tapering its quantitative easing program and search for higher growth, non-dividend paying opportunities.

U.S. equity market hit record highs even amidst pronounced volatility

The S&P 500 Index annual gain broke records, but pronounced volatility persisted during the year.

The U.S. equity market set new highs as 2013 began. Although U.S. economic growth remained sluggish, most expectations were for improved conditions as data pointed to a resilient consumer, positive manufacturing activity, continued recovery in the housing sector, and solid employment gains. Volatility heightened during the second calendar quarter as uncertainty about the global economy, monetary policy, and the impact of the sequesters spending cuts weighed on investors. While consumers weathered the domestic drag well, businesses remained cautious, keeping inventories, capital expenditures and staffs lean. U.S. equities delivered positive results during the third quarter despite threats of military action in Syria, rumblings from Iran, and an impending showdown over the debt ceiling here at home. Still, robust economic growth continued to elude the U.S. economy, which merely plodded along. The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchases of U.S. Treasury and mortgage securities. However, the Fed’s decision to not take any action at its September meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated, and a rebound in housing showed staying power. Also, holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter shopping season.

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Against this backdrop, the Fed’s announcement in mid-December that it would slowly retreat from its monthly bond purchases and a bipartisan budget deal in Washington D.C. were welcome news for investors, and U.S. equities climbed to new highs.

Interestingly, the S&P 500 Index posted 45 new all-time closing highs in 2013, including a new closing high on the final day of trading. The last time the Index closed the year with a new high was in 1999.

All ten sectors of the Russell Index posted positive double-digit returns for the year. For the annual period overall, the information technology, consumer discretionary, and industrials sectors performed best on a relative basis. The telecommunication services, utilities, and materials sectors were the weakest performers in the Russell Index during the annual period, though still produced positive returns.

Given this environment our strategy focusing on large-cap, high-quality stocks with growing dividends, did not fully participate in this rally. Overall, the strategy posted a strong absolute return, but did not keep pace with its benchmark as overall stock selection was mixed for the year. Underperformance was mainly attributable to negative stock selection in information technology and consumer staples sectors, which outweighed positive results in industrials, health care and utilities.

The portfolio’s sector allocation did not aid results during the period, as a holding in cash and an overweight to the underperforming area of telecommunications along with an underweight exposure to the financials sector detracted.

Within industrials, the strategy performed well in the aerospace and defense industry, as positions in Boeing and Raytheon were strong performers for the year. Boeing overcame its 787 Dreamliner grounding, which was due to concerns of battery issues earlier in the year, and returned to flight faster than expected. The company delivered a solid year, beating expectations and raising full-year guidance. Boeing’s cash flow generation remains strong and should continue to improve as it ramps up the 787 Dreamliner production.

Raytheon did not see any real impact to the bottom line from sequestration and international demand for its products remains robust, which should continue to boost Raytheon’s results in the coming years.

Bishop Street Funds

In the health care sector, positions in the pharmaceutical industry, including Bristol-Myers Squibb, Johnson & Johnson, and AbbVie, performed well as these stocks rallied. Bristol-Myers Squibb, for example, was one of the portfolio’s best performers after receiving regulatory approval of its blood thinner drug. Investors also began to recognize the potential of BMY’s best-in-class pipeline.

The strategy was properly positioned in the utilities industry with the electric utilities industry providing a boost to relative results. Avoiding underperforming names in the space aided relative returns.

In terms of detractors, the portfolio’s negative stock selection in the information technology was a headwind for the year and accounted for the bulk of the underperformance. The strategy’s lack of exposure to Hewlett-Packard and a holding in Apple Computer held back relative results. Apple was a detractor early in the year and eventually sold; the stock declined due to concerns about slowing iPhone sales, increased competition, and potentially lower gross margins.

Our position in IBM was also a notable detractor as shares declined as the company posted disappointing quarterly earnings and provided lower guidance. Financial results were hurt by weakness in their emerging markets franchises, particularly in China. These underperforming holdings overshadow a positive position in Microsoft, which increased in excess of 44% on strong results in the enterprise segment and the announcement of a CEO change. It appears the company is gaining real traction in its cloud-related business, which helped to offset concerns about a weak PC market.

In the consumer staples sector, Philip Morris International was the main drag as the company lowered its earnings guidance with the yen devaluation. Philip Morris is also facing slowing demand in Europe, along with regulation and taxation issues in certain countries. Although free cash flows remain strong, we trimmed our position due to the company’s weaker fundamentals. A position in Coca-Cola also did not keep pace and was a relative detractor.

Outlook

The positive momentum for the economy and the stock market in 2013 has fueled a consensus of optimism as we enter 2014. The average gross domestic product (GDP) real growth forecast from the top economists polled by the Blue Chip Economic Indicator is 2.8%, while the Fed has recently increased its projection of change in real

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

GDP to 3.2%. There is a general sense that we are finally breaking out from the anemic post-crisis growth and can expect smooth sailing ahead. The Fed, more confident that the economy is on sound footing, has taken the first tapering step. Whether this tapering process will lead to market reactions will be interesting to see as the year unfolds.

Wall Street strategists are calling for another up year for the equity markets with some calling for further expansion of the earnings multiple, which provided over a 20% lift in 2013. The outlook is positive, but the expectations are high and equity valuations are elevated. We have little to add regarding an economic or market forecast, but do believe that fundamental execution relative to expectation will become essential. With the likelihood of a normalization of interest rates, dividend growth is important. We will continue to place focus on the business franchise, the ability to generate free cash flow from operations, and the deployment of capital by management. We plan on dedicating our time to stock selection and maintaining a diversified portfolio.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Dividend Value Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in

the Dividend Value Fund, Class I, versus the Russell 1000 Value Index,

and the Lipper Large-Cap Core Funds Classification.

# Account value if you reinvested income and capital gains.

‡ Performance begins on April 30, 2006.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

28.84%	15.09%	17.74%	5.18%	Class I*
32.53%	16.06%	16.67%	5.79%	Russell 1000 Value Index
31.38%	14.78%	16.90%	6.19%	Lipper Large-Cap Core Funds Classification

*	Commenced operations on 05/03/06.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2013	www.bishopstreetfunds.com

Dividend Value Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Pfizer	2.8%

2.	Johnson & Johnson	2.6%

3.	Merck	2.6%

4.	Verizon Communications	2.6%

5.	Philip Morris International	2.6%

6.	Home Depot	2.4%

7.	Exxon Mobil	2.4%

8.	Microsoft	2.3%

9.	JPMorgan Chase	2.3%

10.	Chevron	2.2%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK — 97.1%
Consumer Discretionary — 9.6%
8,400	Comcast	$436
17,760	Home Depot	1,463
11,925	Macy’s	637
8,535	Mattel	406
10,190	McDonald’s	989
14,630	Time Warner	1,020
8,650	TJX	551
6,340	VF	395

		5,897

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Consumer Staples — 9.2%
19,550	Altria Group	$751
13,040	Coca-Cola Co.	539
4,675	CVS	335
8,500	General Mills	424
6,725	Kimberly-Clark	702
18,000	Philip Morris International	1,568
9,890	Procter & Gamble	805
7,120	Wal-Mart Stores	560

		5,684

Energy — 9.3%
10,870	Chevron	1,358
10,025	ConocoPhillips	708
4,860	Ensco PLC	278
14,300	Exxon Mobil	1,447
3,225	Occidental Petroleum	307
6,665	Phillips 66	514
8,650	Royal Dutch Shell PLC ADR	617
5,275	Schlumberger	475

		5,704

Financials — 17.8%
4,985	ACE	516
11,065	American Express	1,004
2,114	AvalonBay Communities ‡	250
2,555	BlackRock	808
4,885	Chubb	472
6,155	CME Group	483
23,675	JPMorgan Chase	1,385
15,510	Marsh & McLennan	750
6,365	MetLife	343
8,290	Northern Trust	513
19,100	People’s United Financial	289
6,960	PNC Financial Services Group	540
1,985	Public Storage ‡	299
1,825	Simon Property Group ‡	277
4,415	T Rowe Price Group	370
13,705	Unum Group	481
21,660	US Bancorp	875
27,935	Wells Fargo	1,268

		10,923

Health Care — 15.1%
17,435	Abbott Laboratories	668

December 31, 2013	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Health Care — (continued)
24,215	AbbVie	$1,279
10,580	Amgen	1,208
22,700	Bristol-Myers Squibb	1,207
17,560	Johnson & Johnson	1,608
31,615	Merck	1,582
56,610	Pfizer	1,734

		9,286

Industrials — 10.9%
8,550	Boeing	1,167
7,300	Dover	705
6,315	Emerson Electric	443
10,760	Honeywell International	983
3,955	Illinois Tool Works	332
4,750	Parker Hannifin	611
10,400	Raytheon	943
6,400	United Parcel Service	673
3,150	United Technologies	359
10,190	Waste Management	457

		6,673

Information Technology — 12.5%
11,690	Accenture PLC	961
8,535	Automatic Data Processing	690
35,800	Cisco Systems	804
33,000	EMC	830
36,890	Intel	958
4,860	International Business Machines	911
8,930	Kla-Tencor	576
38,000	Microsoft	1,422
11,925	Texas Instruments	523

		7,675

Materials — 4.3%
11,325	EI du Pont de Nemours	736
4,700	LyondellBasell Industries NV	377
8,200	RPM International	340
4,570	Sherwin-Williams	839
8,070	Sonoco Products	337

		2,629

Telecommunication Services — 4.5%
16,400	AT&T	577
32,200	Verizon Communications	1,582

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(concluded)

Shares		Value (000)
Telecommunication Services — (continued)
16,250	Vodafone Group PLC	$639

		2,798

Utilities — 3.9%
7,900	American Electric Power	369
10,650	CMS Energy	285
4,725	Dominion Resources	306
4,065	Duke Energy	281
3,410	NextEra Energy	292
6,765	Northeast Utilities	287
3,410	Sempra Energy	306
6,860	Wisconsin Energy	283

		2,409

TOTAL COMMON STOCK (Cost $39,858)		59,678

EXCHANGE TRADED FUND — 1.1%
3,590	SPDR S&P 500 ETF Trust, Ser 1 (Cost $559)	663

PREFERRED STOCK — 0.7%
Financials — 0.7%
19,906	Fifth Third Bancorp, 8.50%	419

TOTAL PREFERRED STOCK (Cost $347)		419

SHORT-TERM INVESTMENT (A) — 1.0%
648,082	Dreyfus Cash Management Fund, Institutional Shares, 0.040% (Cost $648)	648

TOTAL INVESTMENTS (Cost $41,412) — 99.9%		$61,408

Percentages are based on Net Assets of $61,460 (000).

‡	Real Estate Investment Trust

(A)	The rate shown is the 7-day effective yield as of December 31, 2013.

ETF — Exchange Traded Fund

PLC — Public Limited Company

Ser — Series

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

ADR — American Depositary Receipt

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

High Grade Income Fund

In 2013, the financial markets shifted its focus from Europe and Asia to the U.S. as the Fed announced a significant change to its easy money policy of the last several years. Fears of an economic slowdown due to the fiscal cliff and spending cuts gave way to talks of Fed tapering due to a housing recovery, stronger economic growth, rising consumer confidence and a healthier labor market. Market volatility remained relatively low as equity markets in the U.S. and other developed economies rallied over optimism of better times ahead.

In fact, equities soared to their highest levels in 15 years while bonds struggled in the face of rising interest rates. The Barclays Government/Credit Index lost 2.35% for the year as 10-year government yields rose over 140 basis points during the second half of the year. High yield bonds; however, managed to post a 7.44% return for the year driven by an improving economy and investors’ growing appetite for risk. The Bishop Street High Grade Income Fund finished the year modestly lower in value of -2.69%, despite the Fund’s shorter relative duration and overweight to the corporate sector as longer-dated corporate issues outperformed short- and intermediate-maturities.

Looking ahead, we believe that growth will continue to improve as 10-year yields remain contained within a range of 2.5% to 3.1%. Within this context, the Fund is well-positioned to outperform as we continue to identify value within the broad range of sectors in the bond markets.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Bishop Street Funds

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2013	www.bishopstreetfunds.com

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the High Grade Income Fund, Class I, versus the Barclays Capital U.S. Government/Credit Index, and the Lipper Corporate A-Rated Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

(2.69)%	3.01%	4.59%	4.64%	Class I
(2.35)%	3.63%	4.40%	4.52%	Barclays Capital U.S. Government/Credit Index
(1.69)%	4.54%	7.17%	4.60%	Lipper Corporate A-Rated Debt Funds Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

High Grade Income Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Rio Tinto Finance USA	9.000%	05/01/19	1.8%

2.	International Business Machines	8.375%	11/01/19	1.8%

3.	Aflac	8.500%	05/15/19	1.7%

4.	FHLB	5.125%	03/10/17	1.7%

5.	MetLife	6.817%	08/15/18	1.6%

6.	FHLB	3.750%	12/14/18	1.6%

7.	Halliburton	6.150%	09/15/19	1.6%

8.	California State, GO	7.950%	03/01/36	1.6%

9.	St. Louis School District, Qualified School Construction Boards, GO	6.100%	04/01/25	1.6%

10.	AstraZeneca PLC	5.900%	09/15/17	1.6%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

CORPORATE OBLIGATIONS — 64.6%
Banks — 5.4%
	Bank of Oklahoma
$500	0.931%, 05/15/17 (A)	$491
	Barclays Bank PLC
675	6.750%, 05/22/19	814
	Citigroup
520	6.000%, 08/15/17	593
	Goldman Sachs Group MTN
500	7.500%, 02/15/19	609
550	0.641%, 07/22/15 (A)	549

December 31, 2013	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Banks — (continued)
	JPMorgan Chase
$450	3.150%, 07/05/16	$472
	US Bancorp MTN
500	3.000%, 03/15/22	483

		4,011

Consumer Discretionary — 5.2%
	Anheuser-Busch InBev Finance
425	1.250%, 01/17/18	416
	AutoZone
250	4.000%, 11/15/20	256
	DIRECTV Holdings LLC
500	3.500%, 03/01/16	525
	Dollar General
500	1.875%, 04/15/18	484
	Ford Motor Credit LLC
500	2.500%, 01/15/16	513
	Home Depot
700	5.875%, 12/16/36	808
	Johnson Controls
500	4.250%, 03/01/21	520
	McDonald’s MTN
350	1.875%, 05/29/19	341

		3,863

Consumer Staples — 5.6%
	Bunge Finance
500	8.500%, 06/15/19	614
	Campbell Soup
500	4.250%, 04/15/21	509
	Coca-Cola
200	2.450%, 11/01/20	194
	Colgate-Palmolive MTN
900	1.950%, 02/01/23	782
	ConAgra Foods
250	1.900%, 01/25/18	245
	Genentech
1,000	4.750%, 07/15/15	1,064
	Hershey
250	2.625%, 05/01/23	230
	Teva Pharmaceutical Finance BV
500	2.400%, 11/10/16	515

		4,153

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Energy — 6.5%
	Cameron International
$375	4.500%, 06/01/21	$390
	Devon Energy
400	6.300%, 01/15/19	464
	Halliburton
1,000	6.150%, 09/15/19	1,182
	Kinder Morgan Energy Partners
500	9.000%, 02/01/19	635
	Murphy Oil
625	2.500%, 12/01/17	629
	Occidental Petroleum
375	2.700%, 02/15/23	343
	ONEOK Partners
500	3.200%, 09/15/18	511
	Schlumberger Investment SA
400	3.650%, 12/01/23	397
	Valero Energy
225	6.625%, 06/15/37	257

		4,808

Financials — 17.8%
	Aflac
1,000	8.500%, 05/15/19	1,277
	Aon
500	3.125%, 05/27/16	521
	Bank of America
1,050	3.700%, 09/01/15	1,098
	Bank of New York Mellon MTN
500	4.150%, 02/01/21	531
	Capital One Financial
500	7.375%, 05/23/14	513
	Diageo Capital PLC
330	7.375%, 01/15/14	331
	General Electric Capital MTN
600	1.243%, 03/15/23 (A)	597
	Lincoln National
500	8.750%, 07/01/19	644
	Marsh & McLennan
465	9.250%, 04/15/19	602
	MetLife
1,000	6.817%, 08/15/18	1,197

December 31, 2013	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Financials — (continued)
	Morgan Stanley MTN
$500	5.750%, 10/18/16	$558
500	0.696%, 10/18/16 (A)	496
	Principal Financial Group
650	8.875%, 05/15/19	831
	Prudential Financial MTN
320	7.375%, 06/15/19	393
	Royal Bank of Canada MTN
500	2.200%, 07/27/18	502
875	0.850%, 03/08/16	874
	Svensk Exportkredit AB
1,000	2.125%, 07/13/16	1,031
	Toyota Motor Credit MTN
500	1.375%, 01/10/18	490
	Ventas Realty
415	2.700%, 04/01/20 ‡	397
	Wells Fargo
300	2.150%, 01/15/19	299

		13,182

Health Care — 6.7%
	Amgen
350	5.700%, 02/01/19	403
	AstraZeneca PLC
1,000	5.900%, 09/15/17	1,143
	Becton Dickinson and
500	3.125%, 11/08/21	485
	Celgene
250	3.250%, 08/15/22	237
	Gilead Sciences
875	3.050%, 12/01/16	924
	Merck Sharp & Dohme
1,000	5.000%, 06/30/19	1,133
	UnitedHealth Group
700	2.875%, 03/15/22	666

		4,991

Industrials — 3.3%
	Caterpillar
500	7.900%, 12/15/18	626
	Emerson Electric
500	2.625%, 02/15/23	467

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Industrials — (continued)
	Precision Castparts
$900	1.250%, 01/15/18	$876
	Raytheon
475	2.500%, 12/15/22	433

		2,402

Information Technology — 5.1%
	Affiliated Computer Services
500	5.200%, 06/01/15	527
	EMC
250	1.875%, 06/01/18	247
	Intel
425	1.350%, 12/15/17	420
	International Business Machines
1,000	8.375%, 11/01/19	1,302
	Microsoft
500	3.625%, 12/15/23	501
	Symantec
250	2.750%, 09/15/15	257
	Texas Instruments
500	1.000%, 05/01/18	480

		3,734

Materials — 4.5%
	BHP Billiton Finance
950	5.250%, 12/15/15	1,034
	Mosaic
500	5.625%, 11/15/43	507
10	3.750%, 11/15/21	10
	Praxair
500	2.200%, 08/15/22	445
	Rio Tinto Finance USA
1,000	9.000%, 05/01/19	1,305

		3,301

Telecommunication Services — 2.1%
	Alltel
250	7.000%, 03/15/16	280
	AT&T
305	5.500%, 02/01/18	343
	Cellco Partnership
450	8.500%, 11/15/18	570

December 31, 2013	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Telecommunication Services — (continued)
	Verizon Communications
$350	3.650%, 09/14/18	$371

		1,564

Transportation — 1.5%
	Burlington Northern Santa Fe LLC
625	4.450%, 03/15/43	567
	Continental Airlines
482	9.000%, 07/08/16	549

		1,116

Utilities — 0.9%
	CenterPoint Energy
350	5.950%, 02/01/17	393
	Duke Energy
250	1.625%, 08/15/17	248

		641

TOTAL CORPORATE OBLIGATIONS (Cost $46,652)		47,766

U.S. TREASURY OBLIGATIONS — 16.3%
	U.S. Treasury Bond
700	7.250%, 05/15/16	810
800	6.000%, 02/15/26	1,021
500	5.375%, 02/15/31	613
500	4.750%, 02/15/37	575
1,000	4.500%, 08/15/39	1,108
335	3.750%, 08/15/41	327
1,000	3.625%, 08/15/43	944
1,000	2.875%, 05/15/43	811
	U.S. Treasury Note
275	3.750%, 11/15/18	302
350	3.625%, 02/15/21	378
625	3.125%, 10/31/16	667
500	3.125%, 01/31/17	535
600	2.875%, 03/31/18	636
405	2.625%, 04/30/16	425
1,000	2.375%, 02/28/15	1,025
500	2.375%, 07/31/17	522
1,000	2.125%, 05/31/15	1,027
325	1.375%, 02/28/19	318

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,981)		12,044

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.7%
	FHLB
$1,100	5.125%, 03/10/17	$1,244
1,000	4.125%, 03/13/20	1,096
1,100	3.750%, 12/14/18	1,193
	FHLMC
875	8.250%, 06/01/16	1,032
	FNMA
1,000	2.000%, 02/07/17 (B)	1,001
	FNMA, Ser 2003-58, Cl D
124	3.500%, 07/25/33	128

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,506)		5,694

MUNICIPAL BONDS — 7.0%
	California State, Educational Facilities Authority, Build America
	Bonds, Ser B, RB
225	2.250%, 10/01/21	202
	California State, GO
1,000	7.950%, 03/01/36	1,156
	Hawaii State, Build America Bonds, GO
750	5.480%, 02/01/28	846
100	5.330%, 02/01/26	112
	Houston, Independent School District, GO
250	6.125%, 02/15/28	277
	Hudson County, Improvement Authority, AGM Insured
575	7.400%, 12/01/25	658
	Kauai County, Build America Bonds, GO
500	5.663%, 08/01/29	530
	Minneapolis, GO
250	4.900%, 03/01/25	262
	St. Louis School District, Qualified School Construction Boards, GO
1,070	6.100%, 04/01/25	1,151

TOTAL MUNICIPAL BONDS (Cost $5,306)		5,194

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 2.1%
	FHLMC
237	5.000%, 10/01/18	251
	FNMA, Ser 2003-33, Cl AB
373	3.750%, 03/25/33	385
	FNMA, Ser 889958
109	5.000%, 10/01/23	117

December 31, 2013	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(concluded)

Face Amount (000)/Shares		Value (000)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — (continued)
	GNMA, Ser 2013-109, Cl GA
$805	3.500%, 07/16/43	$793

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $1,537)		1,546

NON-AGENCY MORTGAGE-BACKED OBLIGATION (A) — 1.2%
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
935	1.910%, 04/25/32 (Cost $840)	910

SHORT-TERM INVESTMENT (C) — 0.6%
	Dreyfus Cash Management Fund, Institutional Shares,
450,051	0.040% (Cost $450)	450

TOTAL INVESTMENTS (Cost $72,272) — 99.5%		$73,604

Percentages are based on Net Assets of $74,007 (000).

‡	Real Estate Investment Trust

(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2013. The maturity date shown is the final maturity date.

(B)	Step Bond — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2013. The coupon on a step bond changes on a specified date.

(C)	The rate shown is the 7-day effective yield as of December 31, 2013.

AGM — Assured Guaranty Municipal Corp.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

LLC — Limited Liability Corporation

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Hawaii Municipal Bond Fund

The fixed income markets faced a challenging year as equity markets generated impressive returns in the face of rising interest rates. Intermediate and long-term municipal bonds delivered negative total returns for the year while shorter-term maturities outperformed. Despite experiencing its worst year since 1994, the Barclays Municipal Bond Index managed to outperform the Barclays Treasury Index as municipal bond yields remained attractive relative to Treasuries. Most state and local economies strengthened with tax collections increasing; however, pension reforms remain a nagging issue.

Record bond fund outflows occurred during the year over concerns of an end to Fed tapering, the prospect of rising interest rates and credit distress. Although fundamentals continued to improve, the highly-publicized bankruptcy in Detroit weighed heavy on the market. Questions remain regarding fallout from this event; however, no long-lasting disruptions have yet occurred and in the aftermath, federal court rulings will undoubtedly set precedence for future filings and pension reforms. Meanwhile, investors are keeping close watch on Puerto Rico and the impact of austerity measures on an economy already in recession.

Despite a negative absolute return, the Bishop Street Hawaii Municipal Bond Fund, Class I -2.47% outperformed the Barclays Capital Municipal Bond Index -5.60%, Lipper Other States Municipal Debt Classification, -5.01% and its Hawaii peers in 2013, with the Fund’s shorter relative duration and holdings in stronger performing States serving as positive influences on the portfolio. Looking ahead, we expect that municipal bonds will be challenged by a modest increase in interest rates but will continue to provide investors with excellent relative value versus other sectors in the fixed income markets.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

December 31, 2013	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Hawaii Municipal Bond Fund, Class I or Class A, versus the Barclays Capital Municipal Bond Index, and the Lipper Other States Municipal Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

(2.47)%	3.66%	4.43%	3.37%	Class I

(2.72)%	3.40%	4.17%	3.12%	Class A
(5.60)%	2.37%	3.54%	2.80%	Class A, with load**
(2.55)%	4.83%	5.89%	4.29%	Barclays Capital Municipal Bond Index
(5.01)%	3.75%	5.57%	3.27%	Lipper Other States Municipal Debt Funds Objective

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2013	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Hawaii State, Airport System Authority, Ser A	5.250%	07/01/27	1.8%

2.	Hawaii State, Department of Budget & Finance, Electric Company Project, Ser B, FGIC Insured, AMT	4.600%	05/01/26	1.6%

3.	Honolulu Hawaii City & County, Ser A	4.000%	11/01/19	1.5%

4.	Hawaii State, Airport System Authority, AMT	5.000%	07/01/24	1.4%

5.	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, AGM Insured	6.500%	07/01/33	1.4%

6.	Honolulu Hawaii City & County, Board of Water Supply, Ser A, NATL Insured	5.000%	07/01/26	1.4%

7.	University of Hawaii, Ser A, NATL Insured	4.500%	07/15/23	1.4%

8.	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, AGM Insured	5.000%	11/01/31	1.4%

9.	Honolulu Hawaii City & County, Ad Valorem Property Tax Project, Ser B, NATL Insured	5.000%	07/01/14	1.4%

10.	Hawaii State, Highway Authority, Ser B, AGM Insured	5.250%	07/01/19	1.3%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 98.4%
Alabama — 0.2%
	Huntsville, Electric System Revenue, RB
$225	5.250%, 12/01/29	$251

Alaska — 0.9%
	Alaska Municipal Bond Bank Authority, Ser 3, RB, Bond Bank Moral Obligation Insured
1,000	5.000%, 09/01/22	1,143
	Anchorage, Water Revenue, RB, NATL Insured
200	5.000%, 05/01/37	205

		1,348

Arkansas — 0.4%
	Little Rock, Sewer Revenue, RB
500	5.000%, 08/01/20	579

California — 3.8%
	California State
1,100	5.000%, 11/01/20	1,285
420	5.000%, 11/01/32	440
	California State, GO
200	5.000%, 02/01/21	232
1,300	5.000%, 02/01/22	1,501
1,000	5.000%, 04/01/38	1,019
	California State, Health Facilities Financing Authority, Stanford Hospital, Ser B, RB
1,000	5.000%,11/15/25	1,077
	California State, Public Works Board, Ser G
275	5.000%,12/01/22, Pre-Refunded @ 100 (A)	327

		5,881

Colorado — 0.4%
	Denver City & County, School District No. 1, GO
500	5.000%, 12/01/24	563

Georgia — 0.7%
	Main Street, Natural Gas, Ser B, RB
1,000	5.000%, 03/15/18	1,091

Hawaii — 82.5%
	Hawaii County, Ser A, GO
500	5.000%, 09/01/20	581
1,000	5.000%, 07/15/22	1,100
250	5.000%, 09/01/22	290

December 31, 2013	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$500	4.000%, 03/01/22	$537
	Hawaii County, Ser A, GO, AMBAC Insured
1,000	5.000%, 07/15/15	1,072
	Hawaii County, Ser A, GO, NATL Insured
700	5.250%, 07/15/14, Pre-Refunded @ 100 (A)	719
500	5.000%, 07/15/14, Pre-Refunded @ 100 (A)	513
	Hawaii County, Ser B, GO
200	5.000%, 09/01/22	232
	Hawaii State, Airport System Authority, RB, AGM Insured
1,000	5.250%, 07/01/27	1,101
	Hawaii State, Airport System Authority, Ser A, RB
375	5.250%, 07/01/21	430
2,500	5.250%, 07/01/27	2,738
900	5.250%, 07/01/30	957
1,250	5.000%, 07/01/22	1,407
	Hawaii State, Airport System Authority, AMT
2,000	5.000%, 07/01/24	2,143
	Hawaii State, Airport System Authority, RB, AMT
1,500	4.125%, 07/01/24	1,523
1,000	3.000%, 07/01/17	1,050
	Hawaii State, Department of Budget & Finance, Electric Company Project, Ser A, RB, AMT, FGIC Insured
750	4.800%, 01/01/25	738
1,160	4.650%, 03/01/37	1,021
	Hawaii State, Department of Budget & Finance, Electric Company Project, Ser B, RB, AMT, FGIC Insured
2,500	4.600%, 05/01/26	2,384
	Hawaii State, Department of Budget & Finance, Mid Pacific
	Institute, RB, Radian Insured
1,000	5.000%, 01/01/26	999
	Hawaii State, Department of Budget & Finance, Pacific Health Project, RB
225	5.000%, 07/01/18	253
335	4.000%, 07/01/16	358
55	3.000%, 07/01/19	56
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser A, RB
1,000	4.625%, 07/01/21	1,069
	Hawaii State, Department of Budget & Finance, RB
300	3.600%, 11/15/20	290
300	3.350%, 11/15/19	293

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, AGM Insured
$2,000	5.000%, 11/01/31	$2,050
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, FSA Insured
110	4.250%, 11/01/26	112
	Hawaii State, Department of Transportation, AMT
1,525	5.000%, 08/01/21	1,656
	Hawaii State, Harbor System Revenue, Ser A, RB
100	5.000%, 07/01/25	107
1,125	4.250%, 07/01/21	1,200
	Hawaii State, Harbor System Revenue, Ser B, RB, AMT, AGM Insured
500	5.000%, 01/01/23	503
	Hawaii State, Highway Authority, RB
500	5.750%, 01/01/28	552
605	5.500%, 07/01/18	714
1,000	5.500%, 01/01/25	1,101
	Hawaii State, Highway Authority, RB, BHAC Insured
550	4.750%, 01/01/22	592
	Hawaii State, Highway Authority, Ser A, RB
700	5.000%, 01/01/31	745
	Hawaii State, Highway Authority, Ser A, RB, AGM Insured
500	5.000%, 07/01/19	532
1,000	5.000%, 07/01/21	1,064
1,565	5.000%, 07/01/22	1,664
	Hawaii State, Highway Authority, Ser B, RB, AGM Insured
1,250	5.250%, 07/01/18	1,462
1,600	5.250%, 07/01/19	1,897
1,500	5.000%, 07/01/16	1,603
	Hawaii State, Housing Finance & Development, Halelauwila Place Project, Ser A, RB
1,000	0.700%, 12/01/15	1,000
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB, FHLMC Insured
200	3.900%, 04/01/22	207
115	3.750%, 04/01/21	119
180	3.500%, 04/01/20	185
115	3.000%, 04/01/18	119
	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, RB, AGM Insured
2,000	6.500%, 07/01/33	2,133

December 31, 2013	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA Insured
$490	3.450%, 01/01/22	$493
	Hawaii State, Housing Finance & Development, Wilikina Apartments Project, Ser A, RB
1,000	5.000%, 05/01/34	921
	Hawaii State, Ser CM, GO, AGM Insures FGIC Insured
1,000	6.500%, 12/01/14	1,057
	Hawaii State, Ser DD, GO, NATL Insured
1,000	5.000%, 05/01/16 , Pre-Refunded @ 100 (A)	1,016
	Hawaii State, Ser DF, GO, AMBAC Insured
90	5.000%, 07/01/15, Pre-Refunded @ 100 (A)	96
470	5.000%, 07/01/21	493
	Hawaii State, Ser DG, GO, AMBAC Insured
1,000	5.000%, 07/01/16	1,069
	Hawaii State, Ser DI, GO, AGM Insured
1,935	5.000%, 03/01/16, Pre-Refunded @ 100 (A)	2,126
375	5.000%, 03/01/25	398
	Hawaii State, Ser DK, GO
280	5.000%, 05/01/18	325
475	5.000%, 05/01/25	526
1,000	5.000%, 05/01/27	1,095
	Hawaii State, Ser DN, GO
200	5.250%, 08/01/25	226
	Hawaii State, Ser DO, GO
850	5.000%, 08/01/17	974
	Hawaii State, Ser DQ, GO
100	5.000%, 06/01/21	117
	Hawaii State, Ser DR, GO
1,095	5.000%, 06/01/17	1,248
1,000	5.000%, 06/01/19	1,174
505	4.250%, 06/01/19	573
	Hawaii State, Ser DT, GO
270	5.000%, 11/01/19	318
225	4.500%, 11/01/19	259
	Hawaii State, Ser DY, GO
825	5.000%, 02/01/19	965
1,000	5.000%, 02/01/20	1,174
125	4.000%, 02/01/20	139
	Hawaii State, Ser DZ, GO
1,025	5.000%, 12/01/17	1,185
900	5.000%, 12/01/21	1,057
1,000	5.000%, 12/01/22	1,156

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$960	5.000%, 12/01/23	$1,098
190	5.000%, 12/01/24	216
120	5.000%, 12/01/26	134
250	5.000%, 12/01/28	275
1,000	5.000%, 12/01/31	1,076
	Hawaii State, Ser EA
225	5.000%, 12/01/20	265
	Hawaii State, Ser EA, GO
935	5.000%, 12/01/21	1,098
1,300	5.000%, 12/01/22	1,502
	Hawaii State, Ser EF, GO
130	5.000%, 11/01/21	153
1,275	5.000%, 11/01/22	1,494
300	5.000%, 11/01/23	346
	Hawaii State, Ser EH
1,000	5.000%, 08/01/18	1,166
300	5.000%, 08/01/20	353
	Honolulu Hawaii City & County, Ad Valorem Property Tax Project, Ser B, GO, NATL Insured
2,000	5.000%, 07/01/14 , Pre-Refunded @ 100 (A)	2,047
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB
1,050	5.000%, 07/01/19	1,234
100	4.000%, 07/01/18	111
400	3.000%, 07/01/17	431
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, FGIC Insured
1,000	4.750%, 07/01/14 , Pre-Refunded @ 100 (A)	1,022
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, NATL Insured
2,000	5.000%, 07/01/26	2,114
	Honolulu Hawaii City & County, Board of Water Supply, Ser B, RB, AMT, NATL Insured
1,000	5.250%, 07/01/20	1,063
1,000	5.250%, 07/01/21	1,057
325	5.000%, 07/01/15	346
	Honolulu Hawaii City & County, Ser A, GO
100	5.250%, 08/01/31	110
1,100	5.250%, 04/01/32	1,198
680	5.000%, 11/01/21	797
1,100	5.000%, 11/01/22	1,288
1,000	5.000%, 04/01/33	1,055
1,000	4.250%, 08/01/32	1,004

December 31, 2013	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$2,000	4.000%, 11/01/19	$2,242
325	4.000%, 08/01/22	349
500	4.000%, 11/01/37	463
	Honolulu Hawaii City & County, Ser A, GO, AGM Insured
1,000	5.000%, 07/01/22	1,094
	Honolulu Hawaii City & County, Ser B, GO
300	5.000%, 12/01/16	338
250	5.000%, 12/01/18	294
395	5.000%, 08/01/21	461
	Honolulu Hawaii City & County, Ser B, GO, AGM Insured
290	5.250%, 07/01/15	311
1,015	5.250%, 07/01/16	1,132
575	5.250%, 07/01/18	677
	Honolulu Hawaii City & County, Ser C, GO
200	4.750%, 09/01/18	231
	Honolulu Hawaii City & County, Ser D, GO
1,000	5.250%, 09/01/22	1,136
	Honolulu Hawaii City & County, Ser D, GO, NATL Insured
2,000	5.000%, 07/01/15, Pre-Refunded @ 100 (A)	2,140
	Honolulu Hawaii City & County, Ser F, GO, NATL Insured
1,000	5.000%, 07/01/15 , Pre-Refunded @ 100 (A)	1,070
	Honolulu Hawaii City & County, Wastewater System Authority, Ser A, RB
635	5.000%, 07/01/20	719
1,000	5.000%, 07/01/25	1,116
100	5.000%, 07/01/31	107
1,000	5.000%, 07/01/38	1,035
	Honolulu Hawaii City & County, Wastewater System Authority, Ser Junior A-1, RB, NATL Insured
815	5.000%, 07/01/22	870
	Honolulu Hawaii City & County, Wastewater System Authority,
	Ser Senior A, RB, NATL Insured
1,000	5.000%, 07/01/31	1,045
	Honolulu Hawaii City & County, Wastewater System Authority, Waipahu Towers Project, Ser A, RB, AMT, GNMA Insured
175	6.900%, 06/20/35	175
	Kauai County, Ser A
150	5.000%, 08/01/23	172
	Kauai County, Ser A, GO
250	5.000%, 08/01/21	291
250	4.000%, 08/01/24	264
250	3.250%, 08/01/23	250

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Kauai County, Ser A, GO, NATL Insured
$2,000	5.000%, 08/01/15, Pre-Refunded @ 100 (A)	$2,148
160	4.250%, 08/01/14	164
	Kauai County, Ser A, GO, NATL Re-insures FGIC Insured
1,195	5.000%, 08/01/15 , Pre-Refunded @ 100 (A)	1,283
415	5.000%, 08/01/21	435
	Maui County, GO
250	5.000%, 06/01/20	292
	Maui County, GO, NATL Insured
910	5.000%, 03/01/15, Pre-Refunded @ 100 (A)	960
85	5.000%, 03/01/17	89
205	5.000%, 03/01/24	212
	Maui County, Ser A, GO
1,000	5.000%, 07/01/19	1,111
	Maui County, Ser A, GO, AGM Insured
1,000	3.500%, 07/01/16	1,072
	Maui County, Ser A, GO, NATL Insured
1,000	4.750%, 07/01/25	1,053
	Maui County, Ser B, GO
50	4.000%, 06/01/14	51
375	4.000%, 06/01/16	406
500	4.000%, 06/01/21	541
	Maui County, Ser B, GO, NATL Insured
100	5.250%, 03/01/14	101
500	5.000%, 07/01/16	555
500	5.000%, 09/01/17	514
	University of Hawaii, College Improvements Project, Ser A, RB, AGC Insured
1,400	5.000%, 10/01/23	1,502
	University of Hawaii, College Improvements Project, Ser A, RB,
	NATL Insured
200	5.000%, 07/15/19	217
150	5.000%, 07/15/22	160
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/38	110
	University of Hawaii, Ser A, RB, NATL Insured
975	5.000%, 07/15/21	1,044
2,000	4.500%, 07/15/23	2,098
	University of Hawaii, Ser A-2, RB
1,030	4.000%, 10/01/18	1,140

		124,644

December 31, 2013	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Indiana — 0.1%
	Indiana State, Housing & Community Development Authority, Ser C, GNMA/FNMA/FHLMC Insured
$100	4.100%, 06/01/27	$101

Kansas — 0.4%
	Sedgwick County, Unified School District No. 260 Derby, GO
500	5.000%, 10/01/29	540

Maine — 0.5%
	Maine State, Health & Higher Educational Facilities Authority, Ser A, RB
750	5.250%, 07/01/31	781

Massachusetts — 0.5%
	Massachusetts Bay, Transportation Authority, Ser A, RB
600	5.250%, 07/01/29	692

Nebraska — 0.1%
	Omaha, GO
100	5.250%, 10/15/19	116

Nevada — 0.2%
	Nevada State, Municipal Bond Bank Projects, Ser F, GO, AGM Insured
250	5.000%, 12/01/24	264

New Mexico — 0.1%
	New Mexico State, Finance Authority, Ser Senior Lien A, RB
150	5.000%, 06/01/26	163

New York — 2.0%
	Metropolitan Transportation Authority, Ser A, RB
1,000	4.000%, 11/15/20	1,081
	New York, New York, Ser H, GO
500	5.000%, 08/01/20	578
500	4.000%, 08/01/18	555
	New York, New York, Ser H-1, GO
600	5.000%, 03/01/18	688

		2,902

Ohio — 0.4%
	Akron, GO
500	5.000%, 12/01/21	545

Oklahoma — 1.5%
	Oklahoma City Water Utilities Trust, RB
125	5.000%, 07/01/40	131
	Oklahoma Water Resources Board, RB
1,000	3.000%, 10/01/18	1,060

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Oklahoma — (continued)
	Tulsa Industrial Authority
$1,000	5.000%, 10/01/25	$1,082

		2,273

Oregon — 0.2%
	Oregon State, Facilities Authority, Providence Health Services, RB
225	5.000%, 10/01/19	257

Rhode Island — 0.2%
	Rhode Island State, Ser A, GO
250	5.500%, 08/01/24	289

South Carolina — 0.4%
	Sumter South Carolina, Waterworks & Sewer Improvement
	Systems, RB, XLCA Insured
500	5.000%, 12/01/21	548

Texas — 2.2%
	Dallas, Ser C, RB
750	5.000%, 11/01/21	849
	Harris County, Ser A, GO
1,000	5.000%, 10/01/23	1,133
	North East Independent School District, GO
275	5.250%, 02/01/28	324
	Port of Houston Authority, Ser D-1, GO
1,000	5.000%, 10/01/35	1,064

		3,370

Utah — 0.2%
	Central Utah Water Conservancy District, Ser B, GO
200	5.250%, 04/01/23	233

Washington — 0.5%
	Port of Seattle Washington, Ser A, RB
750	5.000%, 08/01/26	820

TOTAL MUNICIPAL BONDS (Cost $146,637)		148,251

SHORT-TERM INVESTMENT (B) — 0.3%
	Dreyfus Tax-Exempt Cash Management Fund, Institutional
482,265	Shares, 0.000% (Cost $482)	482

TOTAL INVESTMENTS (Cost $147,119) — 98.7%		$148,733

December 31, 2013	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

Percentages are based on Net Assets of $150,648 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(B)	The rate reported is the 7-day effective yield as of December 31, 2013.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax

BHAC — Berkshire Hathaway Assurance Corporation

COP — Certificate of Participation

FGIC — Financial Guarantee Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

FSA — Financial Security Assurance

GNMA — Government National Mortgage Corporation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

XLCA — XL Capital

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2013

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Assets:
Investments, at Cost	$50,135	$41,412	$72,272

Investments, at Value	$57,130	$61,408	$73,604
Receivable for Fund Shares Sold	34	—	37
Dividends and Interest Receivable	12	125	735
Reclaim Receivable	1	5	2
Prepaid Expenses	4	3	12

Total Assets	57,181	61,541	74,390

Liabilities:
Payable for Investment Securities Purchased	97	—	251
Advisory Fees Payable	35	34	20
Administrative Fees Payable	6	6	8
Shareholder Servicing Fees Payable	5	5	6
Payable for Fund Shares Redeemed	1	—	1
Chief Compliance Officer Fees Payable	1	1	2
Income Distribution Payable	—	—	50
Other Accrued Expenses Payable	38	35	45

Total Liabilities	183	81	383

Net Assets	$56,998	$61,460	$74,007

Paid-in Capital	$49,314	$57,269	$72,659
Undistributed Net Investment Income	—	2	1
Accumulated Net Realized Gain (Loss) on Investments	689	(15,807)	15
Net Unrealized Appreciation on Investments	6,995	19,996	1,332

Net Assets	$56,998	$61,460	$74,007

Class I Shares:
Net Assets	$56,998	$61,460	$74,007
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,915	4,945	7,566
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$14.56	$12.43	$9.78

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Statement of Assets and Liabilities (000)

December 31, 2013

Hawaii Municipal Bond Fund
Assets:
Investments, at Cost	$147,119

Investments, at Value	$148,733
Dividends and Interest Receivable	2,308
Receivable for Fund Shares Sold	108
Prepaid Expenses	9

Total Assets	151,158

Liabilities:
Income Distribution Payable	257
Payable for Investment Securities Purchased	111
Advisory Fees Payable	19
Shareholder Servicing Fees Payable	13
Administrative Fees Payable	9
Chief Compliance Officer Fees Payable	3
Other Accrued Expenses Payable	98

Total Liabilities	510

Net Assets	$150,648

Paid-in Capital	$149,856
Undistributed Net Investment Income	7
Accumulated Net Realized Loss on Investments	(829)
Net Unrealized Appreciation on Investments	1,614

Net Assets	$150,648

Class I Shares:
Net Assets	$126,289
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,002
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.52

Class A Shares:
Net Assets	$24,359
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,315
Net Asset Value, Offering and Redemption Price Per Share — Class A (Net Assets / Shares Outstanding)	$10.52

Maximum Offering Price Per Shares — Class A ($10.52/ 97.00%)	$10.85

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2013

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Investment Income:
Dividend Income	$475	$1,707	$1
Interest Income	—	—	2,364
Less: Foreign Taxes Withheld	—	(6)	—

Total Investment Income	475	1,701	2,365

Expenses:
Investment Adviser Fees	386	432	443
Shareholder Servicing Fees	130	146	201
Administrative Fees	104	117	161
Chief Compliance Officer Fees	5	6	8
Transfer Agent Fees	40	42	47
Printing Fees	19	16	21
Legal Fees	13	14	20
Audit Fees	11	12	19
Trustees’ Fees	7	8	12
Registration Fees	5	3	17
Custody Fees	5	3	5
Line of Credit	1	—	—
Pricing Fees	—	—	17
Miscellaneous Expenses	4	5	6

Total Expenses	730	804	977

Less Waivers:
Shareholder Servicing Fees	(78)	(88)	(121)
Administrative Fees	(42)	(47)	(64)
Investment Adviser Fees	—	(57)	(180)

Total Waivers	(120)	(192)	(365)

Total Net Expenses	610	612	612

Net Investment Income (Loss)	(135)	1,089	1,753

Net Realized Gain on Investments	14,858	4,630	1,338
Net Change in Unrealized Appreciation (Depreciation) on Investments	840	9,171	(5,307)

Net Realized and Unrealized Gain (Loss) on Investments	15,698	13,801	(3,969)

Increase (Decrease) in Net Assets Resulting from Operations	$15,563	$14,890	$(2,216)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Statement of Operations (000)

For the year ended December 31, 2013

Hawaii Municipal Bond Fund
Investment Income:
Interest Income	$5,155

Total Investment Income	5,155

Expenses:
Investment Adviser Fees	552
Shareholder Servicing Fees	394
Administrative Fees	316
Distribution Fees, Class A	63
Chief Compliance Officer Fees	14
Transfer Agent Fees	90
Legal Fees	50
Printing Fees	43
Audit Fees	39
Pricing Fees	39
Trustees’ Fees	23
Registration Fees	12
Custody Fees	8
Miscellaneous Expenses	11

Total Expenses	1,654

Less Waivers:
Investment Adviser Fees	(282)
Shareholder Servicing Fees	(237)
Administrative Fees	(205)

Total Waivers	(724)

Total Net Expenses	930

Net Investment Income	4,225

Net Realized Loss on Investments	(830)
Net Change in Unrealized Depreciation on Investments	(7,489)

Net Realized and Unrealized Loss on Investments	(8,319)

Decrease in Net Assets Resulting from Operations	$(4,094)

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Strategic Growth Fund		Dividend Value Fund
	2013	2012	2013	2012
Investment Activities from Operations:
Net Investment Income (Loss)	$(135)	$106	$1,089	$1,302
Net Realized Gain on Investments	14,858	6,930	4,630	2,201
Net Increase from Payments by Affiliate and Net Gains Realized on Capital Transactions (See Note 5)	—	122	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	840	(1,542)	9,171	2,746

Increase in Net Assets Resulting from Operations	15,563	5,616	14,890	6,249

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	—	(107)	(1,091)	(1,309)
Capital Gains:
Class I Shares	(11,683)	—	—	—

Total Dividends and Distributions to Shareholders	(11,683)	(107)	(1,091)	(1,309)

Capital Share Transactions:
Proceeds from Shares Issued	3,189	15,372	925	3,727
Reinvestments of Cash Distributions	8,843	79	781	911
Cost of Shares Redeemed	(5,558)	(24,729)	(11,182)	(11,127)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,474	(9,278)	(9,476)	(6,489)

Total Increase (Decrease) in Net Assets	10,354	(3,769)	4,323	(1,549)

Net Assets:
Beginning of Year	46,644	50,413	57,137	58,686

End of Year	$56,998	$46,644	$61,460	$57,137

Undistributed (Distributions in Excess of /) Net Investment Income	$—	$—	$2	$(1)

Share Transactions:
Shares Issued	197	1,116	83	384
Shares Issued in Lieu of Cash Distributions	641	6	68	94
Shares Redeemed	(363)	(1,802)	(1,021)	(1,150)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	475	(680)	(870)	(672)

Amounts designated as “—” are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	High Grade Income Fund		Hawaii Municipal Bond Fund
	2013	2012	2013	2012
Investment Activities from Operations:
Net Investment Income	$1,753	$2,246	$4,225	$4,498
Net Realized Gain (Loss) on Investments	1,338	1,681	(830)	1,747
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,307)	592	(7,489)	1,618

Increase (Decrease) in Net Assets Resulting from Operations	(2,216)	4,519	(4,094)	7,863

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(1,729)	(2,229)	(3,598)	(3,849)
Class A Shares	—	—	(623)	(649)
Capital Gains:
Class I Shares	(1,742)	(1,585)	(531)	(493)
Class A Shares	—	—	(100)	(92)

Total Dividends and Distributions to Shareholders	(3,471)	(3,814)	(4,852)	(5,083)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	5,470	10,770	19,570	18,071
Reinvestments of Cash Distributions	2,240	2,396	704	702
Cost of Shares Redeemed	(13,787)	(21,206)	(20,664)	(17,300)

Total Class I Capital Share Transactions	(6,077)	(8,040)	(390)	1,473

Class A Shares:
Proceeds from Shares Issued	—	—	2,503	5,092
Reinvestments of Cash Distributions	—	—	603	514
Cost of Shares Redeemed	—	—	(2,961)	(3,746)

Total Class A Capital Share Transactions	—	—	145	1,860

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,077)	(8,040)	(245)	3,333

Total Increase (Decrease) in Net Assets	(11,764)	(7,335)	(9,191)	6,113

Net Assets:
Beginning of Year	85,771	93,106	159,839	153,726

End of Year	$74,007	$85,771	$150,648	$159,839

Undistributed Net Investment Income	$1	$1	$7	$7

Share Transactions:
Class I Shares:
Shares Issued	534	1,019	1,806	1,628
Shares Issued in Lieu of Cash Distributions	224	227	66	58
Shares Redeemed	(1,357)	(2,002)	(1,921)	(1,552)

Total Class I Transactions	(599)	(756)	(49)	134

Class A Shares:
Shares Issued	—	—	228	459
Shares Issued in Lieu of Cash Distributions	—	—	56	46
Shares Redeemed	—	—	(274)	(338)

Total Class A Transactions	—	—	10	167

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(599)	(756)	(39)	301

Amounts designated as “—” are either $0 or zero shares, or have been rounded to $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

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Bishop Street Funds

Financial Highlights

For a share outstanding throughout years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from		Total Dividends and Distributions
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Net Investment Income	Capital Gains
STRATEGIC GROWTH FUND
Class I Shares:
2013	$13.56	$(0.04)	$4.59	$4.55	$—	$(3.55)	$(3.55)
2012	12.24	0.03	1.32 ††	1.35	(0.03)	—	(0.03)
2011	12.65	(0.01)	(0.40)	(0.41)	—	—	—
2010	10.64	(0.01)	2.02	2.01	—	—	—
2009	8.08	— **	2.56	2.56	—	—	—
DIVIDEND VALUE FUND
Class I Shares:
2013	$9.83	$0.21	$2.61	$2.82	$(0.22)	$—	$(0.22)
2012	9.05	0.21	0.79	1.00	(0.22)	—	(0.22)
2011	8.68	0.19	0.37	0.56	(0.19)‡	—	(0.19)
2010	7.83	0.16	0.85	1.01	(0.16)‡	—	(0.16)
2009	6.02	0.06	1.81	1.87	(0.06)	—	(0.06)
HIGH GRADE INCOME FUND
Class I Shares:
2013	$10.51	$0.22	$(0.50)	$(0.28)	$(0.22)	$(0.23)	$(0.45)
2012	10.44	0.26	0.26	0.52	(0.26)	(0.19)	(0.45)
2011	10.42	0.35	0.36	0.71	(0.34)	(0.35)	(0.69)
2010	10.65	0.41	0.18	0.59	(0.40)	(0.42)	(0.82)
2009	10.56	0.43	0.44	0.87	(0.43)	(0.35)	(0.78)

(1)	Per share net investment income calculated using average shares.
**	Amount represents less than $0.01.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
††	Includes payment by affiliate of $0.03 per share. If payments by affiliates were not made, total return would have been decreased by 0.27%. (See Note 5)
‡	Includes return of capital of less than $0.01.

Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds

Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$14.56	35.03%	$56,998	1.17%	1.40%	(0.26)%	130%
13.56	11.05 ††	46,644	1.17	1.40	0.21	68
12.24	(3.24)	50,413	1.16	1.39	(0.12)	53
12.65	18.89	50,054	1.14	1.37	(0.12)	53
10.64	31.68	60,929	1.11	1.34	0.00	54

$12.43	28.84%	$61,460	1.05%	1.38%	1.87%	13%
9.83	11.07	57,137	1.05	1.38	2.19	17
9.05	6.53	58,686	1.05	1.38	2.16	11
8.68	13.07	53,864	1.05	1.47	1.98	84
7.83	31.28	50,259	1.05	1.36	0.89	82

$9.78	(2.69)%	$74,007	0.76%	1.21%	2.18%	35%
10.51	5.05	85,771	0.76	1.20	2.47	39
10.44	6.94	93,106	0.76	1.17	3.31	52
10.42	5.63	103,885	0.76	1.16	3.79	39
10.65	8.41	126,334	0.76	1.13	4.08	82

The accompanying notes are an integral part of the financial statements.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Financial Highlights

For a share outstanding throughout years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions

HAWAII MUNICIPAL BOND FUND
Class I Shares:
2013	$11.13	$0.29	$(0.57)	$(0.28)	$(0.29)	$(0.04)	$(0.33)
2012	10 .94	0 .32	0 .23	0 .55	(0.32)	(0.04)	(0.36)
2011	10 .41	0 .36	0 .53	0 .89	(0.36)	—	(0.36)
2010	10 .62	0 .38	(0.20)	0 .18	(0.38)	(0.01)	(0.39)
2009	10 .05	0 .38	0 .57	0 .95	(0.38)	—	(0.38)
Class A Shares:
2013	$11.13	$0.27	$(0.57)	$(0.30)	$(0.27)	$(0.04)	$(0.31)
2012	10 .94	0 .29	0 .23	0 .52	(0.29)	(0.04)	(0.33)
2011	10 .41	0 .33	0 .53	0 .86	(0.33)	—	(0.33)
2010	10 .62	0 .35	(0.20)	0 .15	(0.35)	(0.01)	(0.36)
2009	10 .05	0 .36	0 .57	0 .93	(0.36)	—	(0.36)

(1)	Per share net investment income calculated using average shares.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.52	(2.47)%	$126,289	0.55%	1.01%	2.72%	29%
11 .13	5 .06	134,179	0.55	0.99	2.86	23
10 .94	8 .72	130,345	0.55	0.97	3.41	32
10 .41	1 .70	132,392	0.55	0.97	3.54	35
10 .62	9 .63	139,872	0.55	0.95	3.68	27

$10.52	(2.72)%	$24,359	0.80%	1.26%	2.47%	29%
11 .13	4 .80	25,660	0.80	1.24	2.61	23
10 .94	8 .45	23,381	0.80	1.22	3.16	32
10 .41	1 .44	28,160	0.80	1.22	3.29	35
10 .62	9 .35	26,105	0.80	1.20	3.43	27

The accompanying notes are an integral part of the financial statements.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Notes to Financial Statements

December 31, 2013

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of four funds (each a Fund, collectively the “Funds”) which includes the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and the Hawaii Municipal Bond Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Such methodologies typically include matrix systems which reflect such factors as security prices, yields, maturities and ratings. Debt obligations with remaining maturities of sixty

Bishop Street Funds

days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not obtained via the above methods are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2013, all investments in the Strategic Growth Fund and Dividend Value Fund were considered Level 1. There were no transfers between Level 1 and Level 2 assets and liabilities. For details of the investments classifications, refer to the Schedule of Investments. For the year ended December 31, 2013 there were no Level 3 investments.

The following is a summary of the inputs used as of December 31, 2013 in valuing the following Fund’s investments carried at value:

High Grade Income Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$47,766	$—	$47,766
U.S. Treasury Obligations	—	12,044	—	12,044
U.S. Government Agency Obligations	—	5,694	—	5,694
Municipal Bonds	—	5,194	—	5,194
U.S. Government Mortgage-Backed Obligations	—	1,546	—	1,546
Non-Agency Mortgage-Backed Obligation	—	910	—	910
Short-Term Investment	450	—	—	450

Total Investments in Securities	$450	$73,154	$—	$73,604

Hawaii Municipal Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$148,251	$—	$148,251
Short-Term Investment	482	—	—	482

Total Investments in Securities	$482	$148,251	$—	$148,733

For the year ended December 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2013, there have been no significant changes to the Funds’ fair value methodologies. For the year ended December 31, 2013 there were no Level 3 investments.

Bishop Street Funds

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the effective interest method.

Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

The Strategic Growth and Dividend Value Funds declare and pay dividends from net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income and

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Hawaii Municipal Bond. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of the agreement with Union Bank, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2013, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Dividend Value Funds, 0.55% of the average daily net assets of the High Grade Income Fund, and 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund. The Adviser has contractually agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The contractual expense limitations are as follows:

Strategic Growth Fund, Class I Shares	1.25%
Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%

These fees and waivers are labeled on the Statement of Operations as “Investment Adviser Fees/Waivers.”

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2013, the Adviser did not recapture any previously waived fees.

Bishop Street Funds

As of December 31, 2013, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Total	Expires
$55	$181	$222	$458	12/31/2014
62	193	250	505	12/31/2015
57	180	282	519	12/31/2016

Prior to October 14, 2013, BNP Paribas Asset Management served as the investment sub-adviser for the Strategic Growth Fund. As of October 14, 2013 Columbia Management Investment Advisers, LLC (“Columbia”) serves as the investment sub-adviser for the Strategic Growth Fund and the Dividend Value Fund, pursuant to a sub-adviser agreement. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Strategic Growth Fund and the Dividend Value Fund, under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.

4.	ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTION SERVICES

Pursuant to an administration agreement (the “Agreement”), SEI Investments Global Funds Services (“GFS”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds, and has voluntarily agreed to waive its administrative fee to 0.12% of each of the Funds’ average daily net assets excluding the Hawaii Municipal Bond Fund which is waived to 0.07% of its average daily net assets. These fees and waivers are labeled as “Administrative Fees/Waivers” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custody Fees.”

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees.”

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees/Waivers” on the Statement of Operations.

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees.”

On March 14, 2012, the Strategic Growth Fund, (the “Fund”) received $115,398 from an affiliate of the Fund for gains recognized by the affiliate from a capital transaction that was improperly recorded. Additionally on April 25, 2012, the Fund received $7,161 from the affiliate to reimburse the Fund for losses and commissions incurred as a result of the above capital transaction. These amounts were labeled as “Net Increase from Payments by Affiliate and Net Gains Realized on Capital Transactions” on the Statement of Changes in Net Assets for the year ended December 31, 2012.

Bishop Street Funds

6.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2013 are presented below for the Funds.

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Purchases
U.S. Government Securities	$—	$—	$3,210	$—
Other	67,106	7,704	23,085	45,990
Sales and Maturities
U.S. Government Securities	$—	$—	$11,521	$—
Other	72,779	17,316	22,273	43,764

7. FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in paydown gains and losses, market discount, REIT adjustments, and distributions have been reclassified:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Strategic Growth Fund	135	(135)
Dividend Value Fund	5	(5)
High Grade Income Fund	(24)	24
Hawaii Municipal Bond Fund	(4)	4

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Bishop Street Funds

The tax character of dividends and distributions declared during the years ended December 31, 2013 and 2012 were as follows:

	Ordinary Income	Tax Exempt Income	Long Term Capital Gain	Total
Strategic Growth Fund
2013	$745	$—	$10,938	$11,683
2012	107	—	—	107
Dividend Value Fund
2013	$1,091	$—	$—	$1,091
2012	1,309	—	—	1,309
High Grade Income Fund
2013	$1,746	$—	$1,725	$3,471
2012	2,388	—	1,426	3,814
Hawaii Municipal Bond Fund
2013	$4	$4,217	$631	$4,852
2012	—	4,498	585	5,083

As of December 31, 2013, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Undistributed Tax Exempt Income	—	—	—	3
Undistributed Ordinary Income	347	3	—	—
Undistributed Long-Term Capital Gain Income	491	—	22	—
Capital Loss Carryforwards	—	(15,798)	—	(260)
Post October Losses	—	—	(6)	(564)
Unrealized Appreciation	6,846	19,986	1,332	1,613

Total Distributable Earnings	$7,684	$4,191	$1,348	$792

Post-October losses represent losses realized on investment transactions from November 1, 2013 through December 31, 2013 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Bishop Street Funds

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

Dividend Value Fund
Dec. 2017	$13,960
Dec. 2018	1,838

Total	$15,798

During the period ended December 31, 2013, the Strategic Growth Fund and the Dividend Value Fund utilized capital loss carryforwards of $2,062 and $4,466, respectively, to offset realized capital gains.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Hawaii Municipal Bond Fund	(242)	(18)	(260)

For Federal income tax purposes, the cost of securities owned at December 31, 2013, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Dividend Value, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2013 were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$50,284	$41,422	$72,272	$147,120

Gross Unrealized Appreciation	7,827	20,112	2,427	3,511
Gross Unrealized Depreciation	(981)	(126)	(1,095)	(1,898)

Net Unrealized Appreciation	$6,846	$19,986	$1,332	$1,613

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

8.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in the Fund.

Hawaii Municipal Bond Fund
% of investments in securities with credit enhancements or liquidity enhancements	40.90%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	16.97% (National Public Finance Guarentee Corporation)

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is

Bishop Street Funds

dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	LINE OF CREDIT

The Funds, which are not jointly liable, entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit on a first come, first served basis, with Union Bank, N.A. (the “Bank”) which expires June 05, 2014. The proceeds from the borrowings shall be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the period at the Bank current reference rate. As of December 31, 2013 the Funds had borrowings of $2,945 outstanding.

For the year ended December 31, 2013, the Funds had the following borrowings under the line of credit:

	Average Borrowings (000)	Borrowing Costs (000)	Number of Days Outstanding	Weighted Average Interest Rate
Strategic Growth Fund	$22	$1	47	2.31%

10.	OTHER

At December 31, 2013, the percentage of total shares outstanding held by shareholders for each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
Strategic Growth Fund, Class I Shares	2	97.02%
Dividend Value Fund, Class I Shares	1	98.69
High Grade Income Fund, Class I Shares	2	92.54
Hawaii Municipal Bond Fund, Class I Shares	1	69.14
Hawaii Municipal Bond Fund, Class A Shares	1	7.65

11.	SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund (constituting the Bishop Street Funds, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2014

Bishop Street Funds

Bishop Street Funds

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Strategic Growth Fund — Class I

Actual Fund Return	$1,000.00	$1,218.30	1.17%	$6.56
Hypothetical 5% Return	1,000.00	1,019.29	1.17	5.97

Dividend Value Fund — Class I

Actual Fund Return	$1,000.00	$1,117.90	1.05%	$5.61
Hypothetical 5% Return	1,000.00	1,019.91	1.05	5.35

High Grade Income Fund — Class I

Actual Fund Return	$1,000.00	$1,001.70	0.76%	$3.83
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.87

Hawaii Municipal Bond Fund — Class I

Actual Fund Return	$1,000.00	$1,002.60	0.55%	$2.78
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80

Hawaii Municipal Bond Fund — Class A

Actual Fund Return	$1,000.00	$1,001.40	0.80%	$4.04
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bishop Street Funds

Bishop Street Funds

Approval of Investment Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s sub-advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of Bishop Street Funds (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on August 12, 2013 to decide whether to approve the following agreement (the “Agreement”) for an initial two-year term:

•	the Sub-Advisory Agreement between the Adviser and Columbia Management Investment Advisers, LLC (the “Sub-Adviser”) on behalf of the Bishop Street Strategic Growth Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; (ii) the Sub-Adviser’s investment management personnel; (iii) the Sub-Adviser’s operations; (iv) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Sub-Adviser; (vi) the Sub-Adviser’s compliance systems; (vii) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Sub-Adviser’s investment experience; (ix) the Adviser’s rationale for recommending the Sub-Adviser; and (x) the Sub-Adviser’s performance in managing similar accounts.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Sub-Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; and (ii) the fees to be paid to the Sub-Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Sub-Adviser

In considering the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Sub-Adviser to the Fund, including the quality and continuity of the Sub-Adviser’s portfolio management personnel and the resources of the Sub-Adviser. The Trustees reviewed the terms of the proposed Agreement. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Adviser. The most recent investment adviser registration form (“Form ADV”) for the Sub-Adviser was provided to the Board, as was the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Sub-Adviser. The Trustees reviewed the management fees charged by the Sub-Adviser to institutional and other clients with comparable mandates. The Trustees also considered that the Adviser, not the Fund, would pay the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee that would be payable under the sub-advisory agreement and the portion of the fee under the advisory agreement that would be retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Adviser. The Board also considered the Sub-Adviser’s commitment to managing the Fund.

Because the Sub-Adviser is new to the Fund and has not managed Fund assets, it did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that the Sub-Adviser might achieve with respect to the Fund or

Bishop Street Funds

the extent to which economies of scale would be realized by the Sub-Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Adviser’s investment performance with respect to the Fund, the Sub-Adviser’s profitability, or the extent to which economies of scale would be realized by the Sub-Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years and recommend the approval of the Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2013 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2013 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest	(A+B+C) (D) Total Distributions (Tax Basis)
Strategic Growth Fund	93.62%	6.38%	0.00%	100.00%
Dividend Value Fund	0.00%	100.00%	0.00%	100.00%
High Grade Income Fund	49.71%	50.29%	0.00%	100.00%
Hawaii Municipal Bond Fund	13.01%	0.08%	86.91%	100.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds

(unaudited)

For the fiscal year ended December 31, 2013, each fund has designated the following items with regard to distributions paid during the year.

(E) Dividends Qualifying for Corporate Dividends Receivable Deduction(1)	(F) Qualifying Dividend Income(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends (5)
37.91%	37.24%	0.00%	0.00%	100.00%
100.00%	100.00%	0.00%	0.00%	0.00%
0.00%	0.00%	20.96%	99.05%	100.00%
0.00%	0.00%	0.00%	0.00%	0.00%

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Shareholder Voting Results

A Special Meeting of the Shareholders of the Bishop Street Strategic Growth Fund (the “Fund”) was held on October 14, 2013 for the purpose of considering a new Investment Sub-Advisory Agreement between Bishop Street Capital Management and Columbia Management Investment Advisers, LLC with respect to the Fund. The motion was approved with the following voting results

	Number of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,963,992	89.73%	99.95%
Against	1,404	0.04%	0.05%
Abstain	—	0.00%	0.00%

Total	2,965,396	89.77%	100.00%

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Bishop Street Funds

Board of Trustees and Officers

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be ‘‘interested persons’’ of the Trust are referred to as ‘‘Independent Board Members.’’ Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

deemed to be ‘‘interested’’ persons of the Trust as that term is defined in the 1940 Act by vir tue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional
Information (“SAI”) includes additional information about the Trustees and Officers. The
SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists
Trustees and Officers as of December 31, 2013.

Other Directorships Held by Board Member[5]

Trustee of The Advisors’ Inner Circle Fund , Trustee of The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund , Trustee of The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund , Trustee of The Advisors’ Inner Circle Fund II,. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).
Trustee of The Advisors’ Inner Circle Fund , Trustee of The Advisors’ Inner Circle Fund II, The Korea Fund, Inc.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired.Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

Other Directorships Held by Board Member/Trustee[4]

Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).
Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II.
Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2013	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS(continued)
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.
DIANNE M. SULZBACH 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
LISA WHITTAKER 35yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

Bishop Street Funds

(unaudited)

Other Directorships Held by Officers

None.
None.
None.
None.
None.

December 31, 2013	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565 OR YOUR INVESTMENT SPECIALIST VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

BISHOP STREET FUNDS P.O. BOX 219721 KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS’ SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-1900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2013			2012
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$92,700	N/A	N/A	$90,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)        Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

(f)        Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $2,782,883 and $2,547,182 for 2013 and 2012, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

((a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

March 7, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO
March 7, 2014

*	Print the name and title of each signing officer under his or her signature.